SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2012

                          BLUGRASS ENERGY INC.
 (Exact name of Company as specified in its charter)

                            Nevada
(State or other jurisdiction of incorporation)

333-135852	20-4952339
(Commission File Number)	(IRS Employer Identification No.)

13465 Midway Road, Suite 114, LB 10, Dallas, Texas 75244
(Address of principal executive offices)                (Zip Code)

Company’s telephone number, including area code:  (972) 404-9995

____________________________________________
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[_]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.01.     Completion of Acquisition or Disposition of Assets.

On January 4, 2012, Mr. Abe Janz, President and Chief Executive Officer of Blugrass Energy Inc., signed a Release of Oil and Gas Lease as to the oil and gas lease covering 4,807 acres located in the Permian Basin in Crockett County, Texas.  The effect of the Release of Oil and Gas Lease is to surrender the lease to the original lessor.

***

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 12, 2011

BLUGRASS ENERGY INC.

By:	/s/ Abram Janz
Abram Janz President and Chief Executive Officer